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                                                                   EXHIBIT 10.15

                  AMENDED AND RESTATED PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (as amended, modified or restated from time-to-time, this "Agreement") is dated as of October 15, 2003, and entered into by and between VIEWCAST.COM, INC., a Delaware corporation ("Borrower"), and ARDINGER FAMILY PARTNERSHIP, LTD., ("Lender").

                                     PRELIMINARY STATEMENTS

         A. Borrower and Lender have entered into an Amended and Restated Loan and Security Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time-to-time, being the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein being used herein as therein defined.

         B. Borrower owns one hundred percent (100%) of the issued and outstanding equity interests of the entities listed on Schedule I (each, a "Company").

         C. It is a condition precedent to the making of Loans by Lender under the Loan Agreement that the Indebtedness thereunder and pursuant to this Agreement, shall be secured by the equity interests of the Companies.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans under the Loan Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower hereby agrees with Lender as follows:

         SECTION 1. Pledge of Security. Borrower hereby assigns and pledges to Lender, and hereby grants to Lender, all of Borrower's right, title and interest in and to the following (the "Pledged Collateral"):

                  (a) the equity interests described on Schedule I annexed hereto (the "Pledged Interests") and any certificates representing the Pledged Interests and any interest of Borrower in the entries on the books of each Company and of any financial intermediary pertaining to the Pledged Interests, and all dividends, distributions, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests;

                  (b) all additional securities of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any issuer of any of the Pledged Interests that from time to time are acquired by Borrower in any manner (which shares, securities, warrants, options and other rights shall be deemed to be part of the Pledged Interests), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of Borrower in the entries on the books of each Company and any financial intermediary pertaining to such additional shares, securities, warrants, options and other rights, and all dividends, distributions, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or

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         otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights; and

                  (c) to the extent not covered by clauses (a) through (b) above, all general intangibles (including causes of action) relating to, and all proceeds of, any or all of the foregoing Pledged Collateral.

For purposes of this Agreement: (i) the term "proceeds" means and includes whatever is receivable or received when Pledged Collateral or proceeds thereof are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to Borrower or Lender from time to time with respect to any of the Pledged Collateral, and (ii) unless otherwise defined herein or in the Loan Agreement, terms used in Article 9 of the Uniform Commercial Code in the State of Texas are used herein as therein defined.

         SECTION 2. Security for Secured Indebtedness. This Agreement secures, and the Pledged Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), of:

         (a)      the Indebtedness (as defined in the Loan Agreement); and

         (b) all Indebtedness of every nature of Borrower now or hereafter existing under this Agreement and/or any other Loan Document to which Borrower is a party;

the Indebtedness, together with all such Indebtedness of Borrower, being herein called the "Secured Indebtedness".

         SECTION 3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Lender pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Borrower's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank substantially in the form of Schedule III annexed hereto, all in form and substance reasonably satisfactory to Lender. Lender shall have the right, at any time, in its discretion and without notice to Borrower, to transfer to or to register in the name of Lender or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 7(a) of this Agreement. In addition, Lender shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         SECTION 4. Representations and Warranties. Borrower represents and warrants as follows:

                  (a) Capitalization. The authorized capitalization of each Company is set forth on Schedule I attached hereto. Borrower is the record owner of the Pledged Collateral.




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                  (b) Due Authorization, etc. of Pledged Interests. All of the
         Pledged Interests have been duly authorized and validly issued and are fully paid and non-assessable. There are no outstanding options, subscriptions, warrants or agreements by which either Company is bound calling for the issuance of shares of any class of its capital stock or for the issuance of any securities, convertible or exchangeable, actually or contingently, into shares of its capital stock.

                  (c) Ownership of Pledged Collateral. Borrower is the legal, record and beneficial owner of the Pledged Collateral free and clear of any Lien except for the security interest created by this Agreement.

                  (d) Perfection; Name; Locations. The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and enforceable security interest in the Pledged Collateral, securing the payment of the Secured Indebtedness, except to the extent the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles regardless of whether enforceability is sought in equity or at law. Upon the delivery to Lender of certificates representing the Pledged Interests and the filing of a UCC-1 Financing Statement naming Borrower as debtor and Lender as Lender covering the Pledged Collateral in the office of the Department of State of Texas, the security interest created hereby shall constitute a perfected, first priority security interest upon the Pledged Collateral which shall be superior and prior to the rights of all third Persons now existing or hereafter arising.

                  (e) Description of Pledged Interests. The Pledged Interests constitute all of the issued and outstanding shares of stock of the Companies and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Interests.

                  (f) Margin Regulations. The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                  (g) Other Information. All information heretofore, herein or hereafter supplied to Lender by or on behalf of Borrower with respect to Borrower or the Pledged Collateral is accurate and complete in all material respects.

         SECTION 5. Transfers and Other Liens; Additional Pledged Collateral, etc. Borrower shall:

                  (a) not, without the prior written consent of Lender, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral,
         (ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement, or (iii) permit any issuer of Pledged Interests to merge or consolidate;

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                  (b) (i) cause each issuer of Pledged Interests not to issue any stock or other securities in addition to or in substitution for the Pledged Interests issued by such issuer, except to Borrower, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Interests and any certificates or other instruments hereafter delivered which are described in Section 1(b) of this Agreement;

                  (c) promptly deliver to Lender all written notices received by it with respect to the Pledged Collateral; and

                  (d) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith and adequate reserves therefor have been established in accordance with generally accepted accounting principles; provided that Borrower shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against Borrower or any of the Pledged Collateral as a result of the failure to make such payment.

         SECTION 6.  Further Assurances; Pledge Amendments; Covenants.

                  (a) Borrower agrees that from time to time, at the expense of Borrower, Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Lender may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Borrower will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Lender may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and
         (ii) at Lender's request, appear in and defend any action or proceeding that may affect Borrower's title to or Lender's security interest in all or any part of the Pledged Collateral.

                  (b) Borrower further agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in Section 5(b) of this Agreement, promptly (and in any event within five Business Days) deliver to Lender a Pledge Amendment, duly executed by Borrower, in substantially the form of
         Schedule II annexed hereto (a "Pledge Amendment"), in respect of the additional certificates or instruments to be pledged pursuant to this Agreement. Borrower hereby authorizes Lender to attach each Pledge Amendment to this Agreement and agrees that all certificates or instruments listed on any Pledge Amendment delivered to Lender shall for all purposes hereunder be considered Pledged Collateral; provided that the failure of Borrower to execute a Pledge Amendment with respect to any additional certificates or instruments pledged pursuant to this Agreement shall not impair the security interest of Lender therein or otherwise adversely affect the rights and remedies of Lender hereunder with respect thereto.

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                  (c) Borrower will give Lender thirty (30) days prior written notice of any change in Borrower's name, identity or corporate structure.

                  (d) Borrower will give Lender thirty (30) days prior written notice of any change in the location of its chief executive office and will execute such documentation and take such actions as Lender deems necessary to perfect and protect the security interests granted hereby.

         SECTION 7.  Voting Rights; Dividends; Etc.

                  (a) So long as no Event of Default shall have occurred and be continuing:

                  (i) Borrower shall be entitled to exercise any and all voting and other rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement; provided, however, that Borrower shall not exercise or refrain from exercising any such right if Lender shall have notified Borrower that, in Lender's reasonable judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof. It is understood, however, that neither
         (A) the voting by Borrower of any Pledged Interests for or Borrower' s consent to the election of directors at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting nor (B) Borrower's consent to or approval of any action otherwise permitted under this Agreement and under the Loan Agreement shall be deemed inconsistent with the terms of this Agreement within the meaning of this Section 7(a)(i), and no notice of any such voting or consent need be given to Lender.

                  (ii) Borrower shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends, distributions, interest or other amounts paid in respect of the Pledged Collateral; provided, however, that any and all

                           (A) dividends, distributions, interest or other
                  amounts paid or payable other than in express compliance with the provisions of the Loan Agreement in respect of any Pledged Collateral,

                           (B) dividends, distributions, interest and other
                  amounts paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                           (C) dividends and other distributions paid or payable
                  in cash and/or in property in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                           (D) cash or property paid, payable or otherwise
                  distributed in respect of principal of or in redemption of or in exchange for any Pledged Collateral,



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         in each case shall be, and shall forthwith be delivered to Lender to hold as, Pledged Collateral and shall, if received by Borrower, be received in trust for the benefit of Lender, be segregated from the other property or funds of Borrower and be forthwith delivered to Lender as Pledged Collateral in the same form as so received (with all necessary endorsements).

                  (iii) Lender shall promptly execute and deliver (or cause to be executed and delivered) to Borrower all such proxies, dividend payment orders and other instruments as Borrower may from time to time reasonably request for the purpose of enabling Borrower to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, distributions, principal, interest or other payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

                  (b) Upon the occurrence and during the continuation of an Event of Default:

                  (i) Upon written notice from Lender to Borrower, all rights of Borrower to exercise the voting and other rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) of this Agreement shall cease, and all such rights shall thereupon become vested in Lender who shall thereupon have the sole right to exercise such voting and other rights.

                  (ii) All rights of Borrower to receive the payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) of this Agreement shall cease, and all such rights shall thereupon become vested in Lender who shall thereupon have the sole right to receive and hold as Pledged Collateral such payments.

                  (iii) All dividends, distributions, principal, interest and other payments which are received by Borrower contrary to the provisions of paragraph (ii) of this Section 7(b) shall be received in trust for the benefit of Lender, shall be segregated from other funds of Borrower and shall forthwith be paid over to Lender as Pledged Collateral in the same form as so received (with any necessary endorsements).

                  (c) In order to permit Lender to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 7(b)(i) of this Agreement and to receive all dividends and other distributions which it may be entitled to receive under Section 7(a)(ii) of this Agreement or Section 7(b)(ii) of this Agreement, Borrower shall promptly execute and deliver (or cause to be executed and delivered) to Lender all such proxies, dividend payment orders and other documentation as Lender may from time to time reasonably request.

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         SECTION 8. Lender Appointed Attorney-in-Fact. Borrower hereby irrevocably appoints Lender as Borrower' s attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower, Lender or otherwise, from time to time in Lender's discretion to take any action and to execute any instrument that Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

                  (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral without the signature of Borrower;

                  (b) after the occurrence and during the continuance of an Event of Default, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral which are of the type described in Sections 7(a)(ii)(A) through (D) of this Agreement, and to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for any other type of money due and to become due under or in respect of any of the Pledged Collateral;

                  (c) after the occurrence and during the continuance of an Event of Default, to receive, endorse, and collect any instruments made payable to Borrower representing any dividend, distribution, principal, interest or other payment or distribution in respect of the Pledged Collateral of the type described in Sections 7(a)(ii)(A) through (D) of this Agreement, or any part thereof, and to give full discharge for the same and to receive, endorse and collect any instruments made payable to Borrower representing any other type of dividend, distribution, principal, interest or other payment or distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and

                  (d) after the occurrence and during the continuance of an Event of Default, to file any other claims or take any other action or institute any other proceedings that Lender may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Lender with respect to any of the Pledged Collateral.

         SECTION 9. Lender May Perform. If Borrower fails to perform any agreement contained herein, Lender may itself perform, or cause performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Borrower under Section 13(b) of this Agreement.

         SECTION 10. Standard of Care. The powers conferred on Lender hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Pledged Collateral, it being understood that Lender shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Lender has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to

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collect or realize upon the Secured Indebtedness or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Lender shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Lender accords its own property of a similar nature.

         SECTION 11.  Remedies.

                  (a) If any Event of Default shall have occurred and be continuing, Lender may exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a Lender on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the Code applies to the affected Pledged Collateral), and Lender may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Lender may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Lender may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Indebtedness as a credit on account of the purchase price for any Pledged Collateral payable by Lender at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Borrower, and Borrower hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Borrower hereby waives any claims against Lender arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Lender accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Indebtedness, Borrower shall be liable for the deficiency and the reasonable fees of any attorneys employed by Lender to collect such deficiency.

                  (b) Borrower recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "Securities Act"), and applicable state securities laws, Lender may be compelled, with respect to any sale of all or any part of

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         the Pledged Interests conducted without prior registration or qualification of such Pledged Interests under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Interests for their own account, for investment and not with a view to the distribution or resale thereof. Borrower acknowledges that any such private sales may be at prices and on terms less favorable to Lender than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Borrower agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Interests for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

                  (c) If Lender determines to exercise its right to sell any or all of the Pledged Interests, upon written request, Borrower shall and shall cause each issuer of any Pledged Interests to be sold hereunder from time to time to furnish to Lender all such information as Lender may reasonably request in order to determine the number of shares and other instruments included in the Pledged Interests which may be sold by Lender in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

         SECTION 12. Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied by Lender in accordance with the provisions of the Loan Agreement.

         SECTION 13.  Indemnity and Expenses.

                  (a) BORROWER AGREES TO INDEMNIFY LENDER FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES AND LIABILITIES IN ANY WAY RELATING TO, GROWING OUT OF OR RESULTING FROM THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING, WITHOUT LIMITATION, ENFORCEMENT OF THIS AGREEMENT), EXCEPT TO THE EXTENT SUCH CLAIMS, LOSSES OR LIABILITIES RESULT SOLELY FROM LENDER'S NEGLIGENCE, WILLFUL MISCONDUCT OR BREACH OF THE TERMS HEREOF AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION.

                  (b) BORROWER WILL PAY TO LENDER UPON DEMAND THE AMOUNT OF ANY AND ALL COSTS AND EXPENSES, INCLUDING THE REASONABLE FEES AND EXPENSES OF ITS COUNSEL AND OF ANY EXPERTS AND AGENTS, THAT LENDER MAY INCUR IN CONNECTION WITH (I) THE ADMINISTRATION OF THIS AGREEMENT, (II) THE CUSTODY OR PRESERVATION OF, OR THE SALE OF, COLLECTION FROM, OR OTHER REALIZATION UPON, ANY OF THE PLEDGED COLLATERAL, (III) THE EXERCISE OR ENFORCEMENT OF ANY OF THE RIGHTS

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         OF LENDER HEREUNDER, OR (IV) THE FAILURE BY BORROWER TO PERFORM OR
         OBSERVE ANY OF THE PROVISIONS HEREOF.

         SECTION 14. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of all Secured Indebtedness and the cancellation or termination of the commitment of Lender to make Loan, (b) be binding upon Borrower, its successors and assigns, and (c) inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender and its successors, transferees and assigns. Upon the indefeasible payment in full of all Secured Indebtedness and the cancellation or termination of the Commitments, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Borrower. Upon any such termination Lender will, at Borrower' s expense, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination and Borrower shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Lender, of so much of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

         SECTION 15. Amendments; Etc. No amendment or waiver of any provision of this Agreement, or consent to any departure by Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

         SECTION 16. Notices. Any notice or other communication herein required or permitted to be given shall be in writing and given in accordance with the provisions of the Loan Agreement.

         SECTION 17. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of Lender in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         SECTION 18. Action or Omission by Lender. Borrower hereby agrees that the Liens of this Agreement are and shall remain in full force and effect until payment in full of the Secured Indebtedness as fully and completely as if Borrower had been the maker of the Notes irrespective of any circumstance or occurrence which, if for any reason Borrower is deemed to be a surety or guarantor of or with respect to all or any portion of the Secured Indebtedness, might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Without limiting the generality of the foregoing, it is expressly agreed by Borrower that Lender and/or any one or more of the Lenders may, in its or their sole discretion, at any time and from time to time, with or without consideration, and without notice to or authorization or consent from or knowledge of Borrower, do or refrain from doing any one or more of the following, in each case without releasing, diminishing, impairing, reducing or in any way affecting the liability and the Indebtedness of Borrower hereunder:

                  (a) Extend the time for payment of all or any part of the Secured Indebtedness or renew all or any part of the Secured Indebtedness;

PLEDGE AGREEMENT - Page 10

                  (b) Assign all or any part of the Secured Indebtedness;

                  (c) Extend the time for the performance of or compliance with any covenant or agreement contained in any of the Loan Documents or in any other instrument, document or of writing at any time securing payment of the Notes or any of the Secured Indebtedness, or any part thereof, or waive or modify such performance or compliance;

                  (d) Accept other security for the payment of all or any portion of the Secured Indebtedness;

                  (e) Accept the guarantee of and/or the assumption or agreement to pay all or any portion of the Secured Indebtedness by any Person;

                  (f) Accelerate the maturity of the Secured Indebtedness, or any part thereof as provided herein or in any of the other Loan Documents;

                  (g) Modify, exchange, release, surrender, subordinate, allow substitution for, allow release of or otherwise deal with all or any part of any real property or tangible or intangible personal property at any time securing the payment or performance of all or any part of the Secured Indebtedness;

                  (h) Release or discharge any Person at any time so obligated from the obligation to pay all or any portion of the Secured Indebtedness or to perform any covenant or agreement under any of the Loan Documents or any other instrument, document or writing at any time evidencing, securing and/or guaranteeing the payment of all or any part of the Secured Indebtedness;

                  (i) Compromise, compound or settle with any Person at any time obligated to pay all or any portion of the Secured Indebtedness or to perform any covenant or agreement under any of the Loan Documents or any other instrument, document or writing at any time evidencing, securing and/or guaranteeing the payment of all or any part of the Secured Indebtedness on such terms as it may, in its sole discretion, determine;

                  (j) Enforce any and all of the rights or remedies of Lender under any of the Loan Documents or any other instrument, document, agreement or writing at any time evidencing, securing and/or guaranteeing payment of all or any part of the Secured Indebtedness, or otherwise existing at law or in equity, against all or any portion of any real property or tangible or intangible personal property at any time securing all or any portion of the Secured Indebtedness, or against Borrower or any other Person at any time obligated to pay all or any portion of the Secured Indebtedness or to perform any covenant or agreement under any of the Loan Documents or any other instrument, document or other writing at any time evidencing, securing and/or guaranteeing the payment of all or any portion of the Secured Indebtedness, or any one or more of the foregoing, jointly, severally or individually;

PLEDGE AGREEMENT - Page 11

                  (k) Modify, amend, alter, supplement, change or terminate any of the Loan Documents or any other instrument, document or writing at any time evidencing, securing and/or guaranteeing the payment of all or any portion of the Secured Indebtedness, or any one or more of the provisions thereof, including the time, manner and place of payment of the indebtedness evidenced by the Notes, the rate of interest from time to time accruing thereon, and the amount of any installment payable thereunder; and

                  (l) Apply any moneys received, whether from Borrower or others, or from any collateral securing payment of all or any portion of the Secured Indebtedness, in payment of any part of the Secured Indebtedness in such manner upon the Secured Indebtedness (whether then due or not), as Lenders may, in their sole and exclusive discretion, determine, without in any way being required to marshall collateral or to apply all or any part of such moneys upon any particular part of the Secured Indebtedness;

it being expressly agreed that the Indebtedness of Borrower hereunder and the Liens granted or created hereby are and shall be unconditional and absolute and are and shall remain in full force and effect until payment in full of the Secured Indebtedness. Nothing contained herein or in any of the Loan Documents or in any other instrument, document or other writing at any time securing or guaranteeing payment of the Secured Indebtedness, or any part thereof, and no action taken or omitted to be taken by the Lender and/or any one or more of the Lenders hereunder or otherwise taken or omitted to be taken by Lender and/or any one or more of the Lenders shall in any way release, impair, diminish or affect Indebtedness and liabilities of Borrower under this Agreement.

         SECTION 19. Express Waivers. Borrower hereby expressly waives, to the fullest extent permitted by applicable law:

                  (a) Presentment for payment, demand for payment of all or any portion of the Secured Indebtedness or any installment thereof, protest and all notices (whether of demand, dishonor, non-payment, acceleration, intent to accelerate, or otherwise), with respect to the Secured Indebtedness;

                  (b) Diligence in collecting or in attempting to collect all or any part of the Secured Indebtedness and in the bringing of any suit or in the enforcing of any remedy;

                  (c) Notice of acceptance of this Agreement, notice of the incurring by Borrower or any other Person of all or any portion of the Secured Indebtedness, or of the failure of Borrower or any other Person to pay any of the Secured Indebtedness as they mature, or of any other occurrence or state of facts of any nature whatsoever;

                  (d) All rights to require Lender and/or any one or more of the Lenders (i) to proceed against Borrower or any other Person, (ii) to proceed against or exhaust any collateral at any time securing all or any part of the Secured Indebtedness, or (iii) to initiate or pursue any right or remedy it may now or hereinafter have against Borrower or any other Person;

PLEDGE AGREEMENT - Page 12

                  (e) All defenses to sureties or guarantors at law or in equity other than the actual payment of indebtedness; and

                  (f) All defenses based upon questions as to the authenticity, validity, enforceability or legality of any of the Loan Documents or any instrument, document or other writing at any time evidencing or securing or guaranteeing all or any part of the Secured Indebtedness.

         SECTION 20. Regarding Collateral. It is specifically agreed that neither Lender nor any Lender is or shall be required to retain, hold, protect, exercise due care with respect to, perfect Liens or security interests in or otherwise assure or safeguard any collateral or security of or for the Secured Indebtedness. No exercise or nonexercise by Lender and/or any one or more of the Lenders of any right or remedy of Lender and/or any one or more of the Lenders shall in any way affect any of Borrower's Indebtedness hereunder or Lien of this Agreement or give Borrower any recourse against Lender and/or any one or more of the Lenders.

         SECTION 21. Dissolution, etc. The Indebtedness of Borrower hereunder and the Liens of this Agreement shall continue notwithstanding the incapacity, death, disability, dissolution or termination of any other Person. The failure by Lender and/or any one or more of the Lenders to file or enforce a claim against the estate (either in probate, administration, bankruptcy or other proceeding) of such other Person shall not affect the liability of Borrower hereunder nor shall Borrower be released from liability if recovery from any other Person becomes barred by any statute of limitations or is otherwise prevented.

         SECTION 22. Direct Recourse. Neither Lender nor any Lender shall be required to pursue any other remedy before invoking the benefits of this Agreement, and specifically neither Lender nor any Lender shall be required to exhaust its remedies against any other Person or to proceed against any security now or hereafter existing for the payment of any of the Secured Indebtedness. If judicial action is instituted under this Agreement, such action may be maintained by Lender and/or any one or more of the Lenders whether or not any other Person is joined therein and whether or not separate action is brought against any other Person liable for payment of all or any portion of the Secured Indebtedness.

         SECTION 23. Ultra Vires. If all or any portion of the Secured Indebtedness exceeds any amount permitted by law, or should any Person not be liable for the payment of all or any portion of the Secured Indebtedness because the creation of all or any portion of the Secured Indebtedness is ultra vires or the officers creating the same acted in excess of their authority and for these reasons all or any portion of the Secured Indebtedness cannot be enforced against such Person, such facts shall in no manner affect the Indebtedness of Borrower hereunder or the Liens of this Agreement.

         SECTION 24. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or Indebtedness, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

PLEDGE AGREEMENT - Page 13

         SECTION 25. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         SECTION 26. Governing Law; Terms. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS EXCEPT AS REQUIRED BY MANDATORY PROVISION OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

         SECTION 27. Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

PLEDGE AGREEMENT - Page 14

         IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

DEBTOR:

VIEWCAST.COM, INC.,
a Delaware corporation

By: _________________________

Name:________________________

Title:_______________________

LENDER:

ARDINGER FAMILY PARTNERSHIP, LTD.


By: _________________________
Name: H.T. Ardinger, Jr.
Title: General Partner

                                   SCHEDULE I
                               PLEDGED INTERESTS


                                                       Class of            Par      Certificate        Number of
Issuer of Shares                                        Stock          Value/Share     No(s).           Shares
----------------                                        -----          -----------     ------           ------
OSPREY TECHNOLOGIES, INC.                               COMMON
VIDEOWARE, INC.                                         COMMON
VIEWPOINT SYSTEMS, INC.                                 COMMON
DELTA COMPUTEC, INC.                                    COMMON            0.001          2              1,000





SCHEDULE I TO PLEDGE AGREEMENT

                                   SCHEDULE II
                                PLEDGE AMENDMENT

         THIS PLEDGE AMENDMENT, dated _________, __, is delivered pursuant to
Section 6(b) of the AMENDED AND RESTATED PLEDGE AGREEMENT referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Amended and Restated Pledge Agreement dated as of June 30, 2003, between VIEWCAST.COM, INC., as Borrower ("Borrower"), and ARDINGER FAMILY PARTNERSHIP, LTD. ("Lender"), the "Pledge Agreement", with capitalized terms defined therein being used herein as defined therein, unless otherwise defined herein.

         Upon and subject to the terms and provisions of, and for the consideration set forth in, and to comply with the covenants and agreements of Borrower set forth in, the Pledge Agreement, Borrower hereby assigns and pledges to Lender and hereby grants to Lender a security interest in all of Borrower's right, title and interest in and to the Additional Pledged Interests (herein so called) listed in Exhibit A attached to this Pledge Amendment (and all proceeds thereof), as fully and completely as if the Additional Pledged Interests had been described in Schedule I annexed to the Pledge Agreement at the time of execution thereof. Borrower acknowledges and agrees with Lender and the Lenders
(a) that the Additional Pledged Interests listed in Exhibit A attached to this Pledge Amendment are and shall be deemed to be part of the Pledged Interests, are and shall be included within, and comprise a part of, the Pledged Collateral, and shall secure all Secured Indebtedness, (b) that Lender shall have all rights and remedies with respect to the Additional Pledged Interests as are available to Lender with respect to the Pledged Interests under the Pledge Agreement, or otherwise available to Lender at law or in equity, including, without limitation, all rights and remedies available to secured parties under the Code, all of such rights and remedies being cumulative with, and not exclusive of, any other rights or remedies otherwise available to Lender.

         EXECUTED as of the date first written above.

VIEWCAST.COM, INC.

By: _________________________

Name:________________________

Title:_______________________

                                    EXHIBIT A
                                       TO
                                PLEDGE AMENDMENT

                          ADDITIONAL PLEDGED INTERESTS



                                  Class of              Par                               Number of
Issuer of Shares                   Stock             Value/Share      Certificate No.      Shares
----------------                   -----             -----------      ---------------      ------







                                  SCHEDULE III
                            IRREVOCABLE STOCK POWER

For Value Received, I/we hereby sell, assign and transfer to ________,__________ (___________________) shares of the capital stock of _________, a ______________
corporation, standing in my/our name on the books of the corporation, represented by Certificate No. __________, and I do hereby irrevocably constitute and appoint _________________________ my true and lawful attorney-in-fact, with full power of substitution, to transfer this stock on the books of the corporation.


VIEWCAST.COM, INC.,
a Delaware corporation

By: _________________________

Name:________________________

Title:_______________________

Dated:  _____________.

In the presence of:

______________________________